AMENDED AND RESTATED PURCHASE AGREEMENT

     This AMENDED AND RESTATED PURCHASE AGREEMENT (this "Agreement") is made as of December 8, 1995, by GENENTECH, INC., a Delaware corporation ("Genentech") and BNP LEASING CORPORATION, a Delaware corporation
("BNP").


                        R E C I T A L S

  A. BNP has acquired the land described in Exhibit A attached hereto and any improvements located thereon and is leasing the same to Genentech pursuant to that certain Amended and Restated Lease Agreement (as from time to time supplemented, amended or restated, the "Lease") between Genentech and BNP dated as of the date hereof. (The land described in Exhibit A and any and all other real or personal property from time to time covered by the Lease and included within the "Leased Property" as defined therein are hereinafter collectively referred to as the "Property".)

  B. The Lease amends, restates, replaces and supersedes a prior Lease Agreement between BNP and Genentech dated as of August 1, 1995, as modified by First Amendment to Lease Agreement dated as of September 7, 1995 (the "Prior Lease"), and as a condition to Landlord's agreement to enter into the Lease, BNP requires the agreements set out herein. This Agreement will amend, restate, replace and supersede a prior Purchase Agreement between BNP and Genentech dated as of August 1, 1995 (the "Prior Purchase Agreement").

     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  1. Definitions. As used herein, the terms "Genentech", "BNP", "Lease", "Property", "Prior Lease", and "Prior Purchase Agreement" shall have the meanings indicated above; terms with initial capitals defined in the Lease and used but not defined herein shall have the meanings assigned to them in the Lease; and the terms listed immediately below shall have the following meanings:

     (a) Applicable Purchaser. "Applicable Purchaser" means any third party designated by Genentech to purchase the interest of BNP in the Property as provided in Paragraph 2(a) below.

     (b) Calculation Date. "Calculation Date" means any Advance Date or Base Rental Date under and as defined in the Lease.

     (c) Deposit Taker. "Deposit Taker" means any of Banque Nationale de Paris or its Affiliates authorized to take deposits and any of the Participants or their Affiliates authorized to take deposits; provided, an Affiliate of any Participant shall not qualify as a Deposit Taker unless such Participant has guaranteed the return of any Restricted Funds (and interest thereon) which BNP may have on deposit with such Affiliate from time to time pursuant to a written guaranty in form and substance approved by Genentech; and, provided further, that any Deposit Taker other than an Affiliate of BNP must agree unconditionally (pursuant to an agreement acceptable to Genentech) to remit all interest earned on Restricted Funds deposited with it to BNP at least once each calendar quarter, so that BNP may itself remit all such interest to Genentech as provided in subparagraph 5(c)(ii) below.

     (d) Designated Payment Date. "Designated Payment Date" means the earlier of:

          (1) the last Calculation Date under the Lease (whether the last Calculation Date occurs on the last day of the scheduled Term of the Lease or earlier because of an early termination of the Lease pursuant to Paragraph 2 thereof or otherwise);

          (2) any Calculation Date after an Event of Default or after a breach by Genentech of any Vacaville Pledge Documents (and the expiration of any cure or notice periods provided therein) has occurred, provided such Calculation Date is designated as such in a written notice given by BNP to Genentech when an Event of Default or such a breach by Genentech is continuing and at least thirty (30) days before such Calculation Date; or

          (3) December 1, 2003, or if December 1, 2003 is not a Business Day, then the next following Business Day.

     (e) Fair Market Value. "Fair Market Value" means the fair market value of the Property on or about the Designated Payment Date (calculated under the assumptions, whether or not then accurate, that Genentech has maintained the Property in compliance with all Applicable Laws [including Environmental Laws]; that Genentech has completed all Construction Projects, the construction of which was commenced prior to the Designated Payment Date; that Genentech has repaired and restored the Property after any damage following fire or other casualty; that Genentech has restored the remainder of the Property after any partial taking by eminent domain; that Genentech has completed any contests of and paid any taxes due [other than Excluded Taxes] or other amounts secured by or allegedly secured by a lien against the Property, including any assessment liens, but not including any Prohibited Encumbrances; that no conditions or circumstances on or about the Property [such as the presence of an endangered species] is discovered that will impede development of the Property; that development of the Property will not be hindered or delayed because of the limited availability of utilities or water; that any purchaser paying fair market value for the Property will receive, upon its execution of a Tranferee's Confidentiality Agreement in favor of Genentech, copies of all of Genentech's books and records which are necessary or useful to a future owner's or occupant's use of the Property in the manner permitted by the Lease, including books and records evidencing the testing and validation of the Property for the uses permitted by the Lease; that without undue cost or delay any such purchaser can obtain any necessary permits or licenses needed to use the Property for the purposes permitted by the Lease; and that Genentech has cured any title defects affecting the Property other than Prohibited Encumbrances, all in accordance with the standards and requirements of the Lease as though the Lease were continuing in force) as determined by an independent MAI appraiser selected by BNP, which appraiser must have five (5) years or more experience appraising similar properties in northern California.

     (f) Genentech's PA Obligations. "Genentech's PA Obligations" means the obligations of Genentech under this Agreement, including, but not limited to, Genentech's obligations for payments required by or in respect of Paragraph 2(a) and for any damages suffered by BNP because of any breach of Paragraph 2.

     (g) Purchase Price. "Purchase Price" means an amount equal to Stipulated Loss Value outstanding on the Designated Payment Date, plus all costs and expenses (including appraisal costs, withholding taxes (if any) and reasonable Attorneys' Fees, as defined in the Lease) incurred in connection with any sale of the Property by BNP hereunder or in connection with collecting sales proceeds due hereunder.

     (h) Prohibited Encumbrance. "Prohibited Encumbrance" means any lien or other title defect encumbering the Property that is claimed by BNP itself or lawfully claimed by a third party through or under BNP, including any judgment lien lawfully filed against BNP and including any tax lien assessed because of BNP's failure to pay Excluded Taxes, but excluding the Lease and any lien or other title defect that (i) is a Permitted Encumbrance (as defined in the Lease), regardless of whether claimed by, through or under BNP, (ii) is claimed by, through or under Genentech or any of the original Participants listed in Schedule 1 to the Lease, or (iii) exists because of any breach by Genentech of the Lease, because of anything done or not done by BNP in an effort to satisfy subparagraph 10(b) of the Lease, or because of anything done or not done by BNP at the request of Genentech.

     (i) Qualified Securities. "Qualified Securities" means unencumbered securities that have an aggregate value of no less than Stipulated Loss Value, that when pledged to secure Genentech's PA
Obligations as provided in Paragraph 5 have a maturity of three years or less and that evidence obligations of the United States Government.

     (j) Remarketing Notice. "Remarketing Notice" shall have the meaning assigned to it in Paragraph 2(b)(1) below.

     (k) Required Documents. "Required Documents" means the grant deed and other documents that BNP must tender pursuant to Paragraph 3 below.

     (l) Restricted Funds. "Restricted Funds" shall have the meaning assigned to it in Paragraph 5 below.

     (m) Shortage Amount. "Shortage Amount" means any amount payable to BNP by Genentech, rather than by the Applicable Purchaser, pursuant to clause 2(a)(ii) below.

     (n) Transferee's Confidentiality Agreement. "Transferee's Confidentiality Agreement" means a written agreement in such form as Genentech may reasonably require, executed by BNP or a future owner or occupant of the Property, obligating the Person executing it to keep confidential any proprietary information contained in books and records which Genentech delivers to BNP pursuant to Paragraph 2(a)(ii).
Although any Transferee's Confidentiality Agreement must be in form reasonably satisfactory to Genentech, it shall not prohibit, or impose a license fee or other charge for, the use by the Person who executes such agreement of any books and records described in Paragraph 2(a)(ii) in connection with such Person's operation of the Property, nor will it prohibit the delivery of such books and records or the disclosure of information set forth therein (1) to any other future owner or occupant of the Property who has itself executed a Transferee's Confidentiality Agreement in favor of Genentech, or (2) required to any governmental authority as a condition to the lawful use of the Property for the purposes permitted in the Lease. As used in this definition, "proprietary information" means Genentech's confidential scientific, technical and/or business information, data or materials of Genentech and its Affiliates (including without limitation Genentech's intellectual property, trade secrets and other confidential information of value to Genentech about, among other things, its manufacturing processes, products, marketing and corporate strategies), but shall not include any information, data or materials which a Person (whether a future owner or occupant of the Property or any other transferee of BNP hereunder) can demonstrate (a) is now or becomes public knowledge other than by acts or omissions of such Person, (b) is lawfully obtained by such Person from source(s) independent of Genentech hereunder (and not to such Person's knowledge in breach of an obligation of confidentiality in favor of Genentech), or (c) was previously known to such Person or is subsequently developed by employees or agents of such Person independently of any confidential information of Genentech delivered pursuant to this Agreement or the Lease.

  2.  Genentech's Options and Obligations on the Designated Payment
Date.

     (a) Choices. On the Designated Payment Date Genentech shall have the right and the obligation to either:

          (i) purchase or cause an Applicable Purchaser to purchase BNP's interest in the Property and in Escrowed Proceeds, if any, for a net cash price equal to the Purchase Price; or

         (ii) cause an Applicable Purchaser who is not an Affiliate of Genentech to purchase BNP's interest in the Property and in Escrowed Proceeds, if any, for a net cash price not less than the lesser of (a) the Fair Market Value of the Property or (b) eighteen percent (18%) of Stipulated Loss Value outstanding immediately prior to the purchase.
If, however, the Fair Market Value is less than eighteen percent (18%) of Stipulated Loss Value, BNP may elect to keep the Property and any Escrowed Proceeds rather than sell to the Applicable Purchaser, in which case Genentech shall (1) pay BNP an amount equal to (A) eighty-two percent (82%) of Stipulated Loss Value, less (B) any Escrowed Proceeds then held and to be retained by BNP, and (2) promptly deliver to BNP (upon BNP's execution of a Transferee's Confidentiality Agreement in favor of Genentech) copies of all plans and specifications for the Property prepared in connection with the construction contemplated by the Lease and all other books and records of Genentech which will be necessary or useful to any future owner's or occupant's use of the Property in the manner permitted by the Lease, including books and records evidencing the testing and validation of Property for the uses permitted by the Lease. Unless BNP elects to keep the Property pursuant to the preceding sentence, Genentech must make a supplemental payment to BNP on the Designated Payment Date equal to the excess (if any) of the Purchase Price over the net cash price actually paid to BNP on the Designated Payment Date by the Applicable Purchaser for BNP's interest in the Property and in Escrowed Proceeds, if any. However, provided no Event of Default has occurred and is continuing under the Lease, and provided further that neither Genentech nor any Applicable Purchaser has failed to pay any amount required to be paid by this Agreement on the date such amount first became due, any supplemental payment required by the preceding sentence shall not exceed eighty-two percent (82%) of Stipulated Loss Value on the Designated Payment Date. Any supplemental payment payable to BNP by Genentech, rather than by the Applicable Purchaser, pursuant to this clause (ii) is hereinafter referred to as the "Shortage Amount." If the net cash price actually paid by the Applicable Purchaser to BNP exceeds the Purchase Price and all other sums that are then due from Genentech to BNP, Genentech shall be entitled to such excess.

     (b) Election by Genentech. Genentech shall have the right to elect whether it will satisfy the obligations set out in clause (i) or
(ii) of the preceding Paragraph 2(a); provided, however, that the following conditions are satisfied:

          (1) To give BNP the opportunity to have the Fair Market Value determined by an appraiser before the Designated Payment Date, Genentech must, unless Genentech agrees that Fair Market Value will not be less than eighteen percent (18%) of Stipulated Loss Value on the Designated Payment Date, provide BNP with a Remarketing Notice. "Remarketing Notice" means a notice given by Genentech to BNP (and to each of the Participants) no earlier than two hundred seventy (270) days before the Designated Payment Date and no later than one hundred and eighty (180) days before the Designated Payment Date, specifying that Genentech does not agree that the Fair Market Value is equal to or greater than eighteen percent (18%) of the Stipulated Loss Value. No Remarketing Notice will be required unless Genentech does not agree that Fair Market Value will equal or exceed eighteen percent (18%) of Stipulated Loss Value on the Designated Payment Date. But if for any reason (including but not limited to any acceleration of the Designated Payment Date pursuant to clause (2) of the definition of Designated Payment Date above) Genentech fails to provide a Remarketing Notice within the time periods specified in the definition of Remarketing Notice above, Fair Market Value shall, for purposes of this Agreement, be deemed to be no less than eighteen percent (18%) of Stipulated Loss Value on the Designated Payment Date.

          (2) To give BNP the opportunity to prepare the Required Documents before the Designated Payment Date, Genentech must, if it is to satisfy the obligations set forth in Paragraph 2(a) by causing an Applicable Purchaser to purchase Landlord's interest in the Leased Property, irrevocably specify the Applicable Purchaser in notice to BNP given at least seven (7) days prior to the Designated Payment Date. If for any reason Genentech fails to so specify an Applicable Purchaser, Genentech shall be deemed to have irrevocably elected to satisfy the obligations set forth in clause (i) of Paragraph 2(a) by itself purchasing the Landlord's interest in the Leased Property.

     (c) Termination of Genentech's Option To Purchase. Without limiting BNP's right to require Genentech to satisfy the obligations imposed by Paragraph 2(a), Genentech shall have no further option hereunder to purchase the Property if either:

          (1) Genentech shall have elected to satisfy its obligations under clause (ii) of Paragraph 2(a) on a Designated Payment Date and BNP shall have elected to keep the Property on such Designated Payment Date in accordance with clause (ii) of Paragraph 2(a); or

          (2) Genentech shall have failed on a Designated Payment Date to make or cause to be made all payments to BNP required by this Agreement or by the Lease and such failure shall have continued beyond the thirty (30) day period for tender specified in the next sentence.

If BNP does not receive all payments due under the Lease and all payments required hereunder on a Designated Payment Date, Genentech may nonetheless tender to BNP the full Purchase Price and all amounts then due under the Lease, together with interest on the total Purchase Price computed at the Default Rate from the Designated Payment Date to the date of tender, and if presented with such a tender within thirty (30) days after the applicable Designated Payment Date, BNP must accept it and promptly thereafter deliver any Escrowed Proceeds and a deed and all other Required Documents listed in Paragraph 3.

     (d) Payment to BNP. All amounts payable under the preceding Paragraphs 2(a) or 2(c) by Genentech and, if applicable, by the Applicable Purchaser must be paid directly to BNP, and no payment to any other party shall be effective for the purposes of this Agreement. In addition to the payments required under Paragraph 2(a) hereunder, on the Designated Payment Date Genentech must pay all amounts then due to BNP under the Lease. BNP will remit any excess amounts due Genentech pursuant to the last sentence of clause (ii) of Paragraph 2(a) promptly after BNP's receipt of the same.

     (e) Effect of Options on Subsequent Title Encumbrances. It is the intent of BNP and Genentech that any conveyance of the Property to Genentech or any Applicable Purchaser pursuant to this Agreement shall cut off and terminate any interest in the Property claimed by, through or under BNP, including the Participants (but not any unsatisfied obligations of Genentech to BNP under the Lease, the Environmental Indemnity Agreement or this Agreement), including but not limited to any Prohibited Encumbrances and any leasehold or other interests conveyed by BNP in the ordinary course of BNP's business. Anyone accepting or taking any interest in the Property by or through BNP after the date of this Agreement without the express prior written consent of Genentech and with actual or constructive notice of this Agreement shall acquire such interest subject to the rights and options granted Genentech hereby. Further, Genentech and any Applicable Purchaser shall be entitled to pay any payment required by this Agreement for the purchase of the Property directly to BNP notwithstanding any prior conveyance or assignment by BNP, voluntary or otherwise, of any right or interest in this Agreement or the Property, and neither Genentech nor any Applicable Purchaser shall be responsible for the proper distribution or application of any such payments by BNP.

  3. Terms of Conveyance Upon Purchase. Immediately after receipt of all payments to BNP required pursuant to the preceding Paragraph 2, BNP must, unless it is to keep the Property as permitted by Paragraph 2(a)(ii), deliver Escrowed Proceeds, if any, and convey all of its right, title and interest in the Property by grant deed to Genentech or the Applicable Purchaser, as the case may be, subject only to the Permitted Encumbrances (as defined in the Lease) and any other encumbrances that do not constitute Prohibited Encumbrances. However, such conveyance shall not include the right to receive any payment under the Lease then due BNP or that may become due thereafter because of any expense or liability incurred by BNP resulting in whole or in part from events or circumstances occurring before such conveyance. All costs of such purchase and conveyance of every kind whatsoever, both foreseen and unforeseen, shall be the responsibility of the purchaser, and the form of grant deed used to accomplish such conveyance shall be substantially in the form attached as Exhibit B. With such grant deed, BNP shall also tender to Genentech or the Applicable Purchaser, as the case may be, the following, each fully executed and, where appropriate, acknowledged on BNP's behalf by an officer of BNP: (1) a Preliminary Change of Ownership Report in the form attached as Exhibit C, (2) a Bill of Sale and Assignment of Contract Rights and Intangible Assets in the form attached as Exhibit D, (3) an Acknowledgment of Disclaimer of Representations and Warranties, in the form attached as Exhibit E, which Genentech or the Applicable Purchaser must execute and return to BNP, (5) a Documentary Transfer Tax Request in the form attached as Exhibit F, (6) a Secretary's Certificate in the form attached as Exhibit G, (7) a letter to the title insurance company insuring title to the Property in the form attached as Exhibit H, and (8) a certificate concerning tax withholding in the form attached as Exhibit I.

  4.  Survival of Genentech's Obligations.

     (a) Status of this Agreement. Except as expressly provided herein, this Agreement shall not terminate, nor shall Genentech have any right to terminate this Agreement, nor shall Genentech be entitled to any reduction of the Purchase Price hereunder, nor shall the obligations of Genentech to BNP under Paragraph 2 be affected by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of or damage to the Property or any portion thereof under the power of eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of Genentech's use of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Genentech or any party claiming under Genentech by paramount title or otherwise,
(v) Genentech's prior acquisition or ownership of any interest in the Property, (vi) any default on the part of BNP under this Agreement, the Lease or any other agreement to which BNP is a party, or (vii) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Genentech to make payment to and, if applicable, to cause the Applicable Purchaser to make payment to BNP under Paragraph 2 shall be separate and independent covenants and agreements from BNP's obligation under Paragraph 3 to convey the Property pursuant to this Agreement; provided, however, that nothing in this subparagraph shall excuse BNP from its obligation to tender a grant deed and the other Required Documents in substantially the form attached hereto as exhibits as required by Paragraph 3 upon the tender by Genentech and/or the Applicable Purchaser of such payments and of the other documents to be executed in favor of BNP at the closing of the sale. Accordingly, the Purchase Price and the Shortage Amount, as the case may be under Paragraph 2, shall continue to be payable in all events, and the obligations of Genentech hereunder shall continue unaffected. If for any reason BNP fails to tender the Required Documents as required by Paragraph 3, BNP may cure such refusal at any time before thirty (30) days after receipt of a written demand for such cure from Genentech.

     (b) Remedies Under the Lease and the Environmental Indemnity Agreement. No repossession of or re-entering upon the Property or exercise of any other remedies available under the Lease or the Environmental Indemnity Agreement shall relieve Genentech of its liabilities and obligations hereunder, all of which shall survive the exercise of remedies under the Lease and Environmental Indemnity Agreement. Genentech acknowledges that the consideration for this Agreement is separate and independent of the consideration for the Lease and the Environmental Indemnity Agreement, and Genentech's obligations hereunder shall not be affected or impaired by any event or circumstance that would excuse Genentech from performance of its obligations under the Lease or the Environmental Indemnity Agreement.

  5.  Security for Genentech's PA Obligations.

     (a) Covenant to Provide Security. To secure Genentech's PA Obligations, Genentech must on or before December 1, 2000, unless BNP's interest in the Property shall already have been sold to Genentech or an Applicable Purchaser pursuant to Paragraph 2(a) and Genentech shall have already paid to BNP all amounts required in connection with the sale, or unless BNP and all Participants shall have waived in writing the requirements of this Paragraph 5 (it being understood that any of BNP or the Participants may decline to provide such a waiver in its sole and absolute discretion), either:

          (1) grant to BNP and thereafter maintain in favor of BNP, as hereinafter provided, a first priority perfected security interest from the date of the pledge thereof in Qualified Securities and the proceeds thereof; or

          (2) deliver immediately available funds to BNP in an amount equal to Stipulated Loss Value ("Restricted Funds"), which BNP shall be entitled to hold as security and apply as hereinafter provided.

     (b)  Conditions to the Use of Qualified Securities.   If Genentech
chooses to grant and maintain a first priority perfected security interest in Qualified Securities in lieu of delivering Restricted Funds to BNP or as a replacement for previously provided Restricted Funds, Genentech must satisfy the following conditions:

               (i) No later than thirty days before the expected date of the pledge of Qualified Securities, Genentech must have delivered a fully executed pledge agreement, financing statements and other documents (the "Vacaville Pledge Documents"), all in form and substance satisfactory to Genentech and to each of BNP and the Participants and their respective counsel, which will create, evidence and perfect BNP's security interest in the Qualified Securities. The Vacaville Pledge Documents may, among other things, establish (and evidence Genentech's pledge to BNP of) one or more custodial accounts, in which the Qualified Securities can be held, and appoint a custodian satisfactory to Genentech, BNP and the Participants to maintain such accounts. The Vacaville Pledge Documents will also provide that all pledged securities shall either be newly acquired by BNP or such a custodian with funds provided by Genentech (and thus not subject to possible prior encumbrances) or be covered by certificates provided to BNP by the custodian or by others satisfactory to BNP which certify facts necessary to establish that the securities are unencumbered except by the pledge to BNP. The Vacaville Pledge Documents will also provide for procedures to allow the liquidation of Qualified Securities immediately prior to the Designated Payment Date at the request of Genentech as needed to provide funds for payments required of Genentech on the Designated Payment Date, provided that such procedures can be established without jeopardizing the perfection or priority of BNP's security interest. The Vacaville Pledge Documents will also provide that Qualified Securities (or proceeds thereof) remaining after Genentech's PA Obligations are satisfied in full shall be promptly returned to Genentech, free from any security interest or lien under the Vacaville Pledge Documents. To facilitate Genentech's satisfaction of this condition, BNP will cause its counsel to prepare and submit drafts of the Vacaville Pledge Documents to Genentech and to the Participants, if Genentech requests such drafts from BNP in a written notice given to BNP no later than ninety days prior to the expected date of the pledge of Qualified Securities, and if Genentech unconditionally confirms in such notice that Genentech will pay BNP's reasonable legal fees and other costs of preparing the drafts and otherwise responding to the request. Such drafts are expected to be substantially similar to the Pledge Agreement, Custodial Agreement and other documents executed by Genentech in favor of BNP to be effective as of November 19, 1993 (the "Building 7 Pledge Documents") in connection with another Purchase Agreement between BNP and Genentech dated the same date; however, many of the Participants have never seen or approved of the Building 7 Pledge Documents, and thus Participants may require substantial changes to the Building 7 Pledge Documents before approving the same as the Vacaville Pledge Documents hereunder. Further, BNP itself may require substantial changes, thereby rendering the Vacaville Pledge Documents less favorable to Genentech than the Building 7 Pledge Documents, because of changes in the laws or regulations governing such documents or the generally accepted interpretations thereof, because of changes in Genentech's financial condition, because of the greater dollar amount of the obligations to be secured under the Vacaville Pledge Documents as compared to obligations secured by the Building 7 Pledge Documents, because of the designation of another custodian thereunder or because of other factors.

               (ii) No later than five days prior to the expected date of the pledge of Qualified Securities, Genentech must have delivered to BNP or a custodian appointed under the Vacaville Pledge Documents (A) unencumbered funds with which BNP or such custodian can purchase the Qualified Securities to be pledged to BNP, or (B) Qualified Securities to be pledged under the Vacaville Pledge Documents together with such certificates and other documents as are required by the Vacaville Pledge Documents to establish that such securities are subject to no prior encumbrances.

               (iii) No later than the effective date of the pledge of Qualified Securities, Genentech must have provided, at its expense, one or more written legal opinions, in form and substance approved by BNP and the Participants before then, opining that the Vacaville Pledge Documents are duly and authorized and executed by Genentech and other parties thereto (other than BNP or any custodian who is an Affiliate of BNP, a Participant or an Affiliate of a Participant), that the Vacaville Pledge Documents are enforceable against Genentech, and that pursuant to the Vacaville Pledge Documents BNP has a valid, first priority, perfected security interest in Qualified Securities to secure Genentech's PA Obligations. Such opinion or opinions must also cover such other matters as BNP or any Participant deems to be customary in such opinions, must be addressed to BNP and the Participants and must be issued by one or more law firms reasonably acceptable to BNP and the Participants with nationally recognized expertise in the subject matter thereof.

To meet deadlines of Genentech for the execution of this Agreement, and to save legal fees payable by Genentech in connection with the execution of this Agreement, Genentech and BNP are postponing the negotiation and delivery of the Vacaville Pledge Documents and related legal opinions by the foregoing provisions. In doing so they recognize that the pledge of Qualified Securities is not to become effective until years after the date of this Agreement and that the law governing the pledge could change between now and the time the pledge is to become effective. Genentech and BNP do not, however, want to submit themselves to a risk of liability or loss of rights hereunder for being judged unreasonable with respect to the foregoing conditions. Accordingly, both Genentech and BNP hereby disclaim any obligation express or implied to be reasonable in negotiating the Vacaville Pledge Documents or the requirements for related legal opinions, and in lieu of any such obligation to be reasonable they are providing herein for the deposit of Restricted Funds as an alternative to the pledge of Qualified Securities. If for any reason whatsoever (including, but not limited to, the failure of Genentech and BNP to agree upon the Vacaville Pledge Documents or the refusal of any Participant to approve any Vacaville Pledge Documents negotiated by BNP and Genentech) Genentech does not satisfy the conditions listed above in this subparagraph (b) prior to the deadlines specified above, then Genentech shall have the right and the obligation to deliver the Restricted Funds rather than to pledge Qualified Securities.

     (c)  Term and Conditions Relating to Restricted Funds.  Any
Restricted Funds which Genentech does deliver will be held by BNP in accordance with and governed by the following provisions:

          (i) The Restricted Funds shall not be considered an advance payment of amounts due under this Agreement or a measure of BNP's damages should a breach of this Agreement by Genentech occur.

         (ii) So long as Restricted Funds are in BNP's possession, BNP shall keep the Restricted Funds deposited in one or more accounts (as BNP shall from time to time determine to be appropriate in its sole discretion) maintained by a Deposit Taker. Accounts into which Restricted Funds are deposited shall be interest bearing, but BNP does not guarantee a rate of interest or other earnings on such accounts, and BNP shall not be required to place Restricted Funds into any account or other investment in which BNP cannot obtain a perfected, first priority security interest. Further, if Restricted Funds or any interest thereon are lost because of any failure of a Deposit Taker to return the same, whether caused by the insolvency of such Deposit Taker or otherwise, BNP shall be responsible for such loss only if the Deposit Taker is an Affiliate of BNP. However, at the time BNP deposits Restricted Funds into any account maintained by a Deposit Taker that is not an Affiliate of BNP: (1) such Deposit Taker must either be approved by Genentech or be rated no lower than A or the equivalent thereof by Standard and Poor's Corporation or A-2 or the equivalent thereof by Moody's Investor Service, Inc; and (2) Genentech must have been provided with and approved (a) the agreement concerning such Deposit Taker's obligation to periodically remit interest to BNP as described in the definition of Deposit Taker above, and (b) in the case of any Deposit Taker that is an Affiliate of a Participant, the written guaranty of such Participant described in the definition of Deposit Taker above. The interest accruing on the accounts into which BNP deposits Restricted Funds from time to time shall be reported by Genentech as Genentech's income for income tax purposes. All interest earned on the Restricted Funds will be added to and made a part of the Restricted Funds, but prior to any Designated Payment Date, BNP shall remit all such interest to Genentech no less often than once during each calendar quarter, whereupon such interest shall be deemed released from the security interest hereinafter granted. Except for interest remitted to Genentech by BNP pursuant to the preceding sentence, Genentech shall have no right to withdraw or to recover the Restricted Funds or to assign or encumber any interest Genentech may have in the Restricted Funds until all payments to BNP required by this Agreement are received by BNP.

        (iii) As security for Genentech's PA Obligations Genentech hereby grants to BNP a security interest, a lien and a right of offset, each of which shall be in addition to BNP's rights at common law, in and against all Restricted Funds, all investments made with Restricted Funds, all interest and other earnings thereon (subject to the provisions herein requiring periodic remittance of interest earned on Restricted Funds to Genentech), and all deposit accounts and/or security accounts into which such Restricted Funds, investments, interest and other earnings are held at any time and all proceeds of the foregoing. Genentech hereby authorizes and directs all Deposit Takers to allow BNP to offset the Restricted Funds against any amount past due under this Agreement and to reflect on their books and records the pledge to BNP of all Restricted Funds they may hold on deposit from time to time. These provisions are self-operative. No further instrument is required to effect the security interest, lien and right of offset in and against Restricted Funds as provided above. In confirmation thereof, however, Genentech agrees to execute, acknowledge, and deliver promptly any certificate, financing statement or other document requested by BNP as necessary or helpful to evidence, perfect or preserve the security interest, lien and right of set-off. Genentech also agrees to provide to BNP contemporaneously with the delivery of any Restricted Funds one or more written legal opinions in form and substance approved by BNP and the Participants before then, opining that pursuant to this Agreement (or other documents described in the preceding sentence) BNP has a valid, first priority, perfected security interest in the Restricted Funds to secure Genentech's PA Obligations. Such opinion or opinions must also be addressed to BNP and the Participants and must be issued by one or more law firms reasonably acceptable to BNP and the Participants with nationally recognized expertise in the subject matter thereof.

         (iv) Any Restricted Funds (including any interest accrued on Restricted Funds that BNP has not yet remitted to Genentech as set forth herein) not applied to satisfy Genentech's PA Obligations shall be promptly returned to Genentech by BNP, free from any security interest or lien granted pursuant to this Agreement, after (but only after) Genentech's PA Obligations (including but not limited to payments of interest on past due amounts owing to BNP which may accrue as provided herein) are satisfied in full; provided, however: (A) this provision shall not excuse BNP from its obligation to remit interest earned on Restricted Funds as provided above; (B) if subsequent to Genentech's delivery of Restricted Funds Genentech and BNP do agree upon Vacaville Pledge Documents and upon other arrangements for Genentech's pledge of Qualified Securities in lieu of the deposit of Restricted Funds, all in form and substance satisfactory to Genentech, BNP and the Participants in their sole and absolute discretion, then the Restricted Funds (including any interest accrued on Restricted Funds that BNP has not yet remitted to Genentech) will be promptly returned to Genentech when such pledge becomes effective (or, if directed by Genentech in any notice delivered to BNP at least 3 days prior to date when such pledge becomes effective, BNP shall on the date the pledge is to become effective withdraw the Restricted Funds from the accounts in which they are deposited and use the same to acquire the Qualified Securities which will be so pledged); and (C) if directed by Genentech to do so in any notice delivered to BNP at least 3 days prior to any Designated Payment Date, BNP shall on the Designated Payment Date withdraw the Restricted Funds from the accounts in which they are deposited and apply the same against payments due to BNP hereunder on such Designated Payment Date.

          (v) Nothing in this Agreement shall authorize any party holding any Restricted Funds (other than BNP and its permitted assigns under this Agreement) to offset the Restricted Funds against any obligation of Genentech. BNP may require as a condition to placing any Restricted Funds with a Deposit Taker that such Deposit Taker waive any rights it may have to offset the Restricted Funds against any obligation owed to it by Genentech or others, that such Deposit Taker note BNP's rights hereunder on such Deposit Taker's books with respect to the accounts it maintains for the Restricted Funds and that such Deposit Taker agree to such other requirements as BNP then deems appropriate to preserve the Restricted Funds as security for Genentech's PA Obligations.

         (vi) If by an assignment permitted by this Agreement BNP assigns its interest in the Property prior to any sale thereof pursuant to this Agreement, BNP may also transfer its interest in the Restricted Funds to the assignee and thereafter BNP will have no liability for the return or proper application of the Restricted Funds, it being agreed that Genentech shall look solely to the new owner of the Property for the return or proper application of the same.

  6. Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNP is intended to be exclusive of any other right or remedy BNP has with respect to the Property, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies available under this Agreement, either party shall be entitled, to the extent permitted by applicable law, to a decree compelling performance of any of the other party's agreements hereunder.

  7. No Implied Waiver. The failure of either party to this Agreement to insist at any time upon the strict performance of any covenant or agreement of the other party or to exercise any remedy contained in this Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver by either party of or redress for any violation of any term, covenant, agreement or condition contained in this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver by either party shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by BNP of any payment hereunder with knowledge of the breach of this Agreement shall not be deemed a waiver of such breach, and no waiver by either party of any provision of this Agreement shall be deemed to have been made unless expressed in writing and signed by the waiving party.

  8. Attorneys' Fees and Legal Expenses. If either party commences any legal action or other proceeding to enforce any of the terms of this Agreement or the documents and agreements referred to herein, or because of any breach by the other party or dispute hereunder or thereunder, the successful or prevailing party, shall be entitled to recover from the nonprevailing party all Attorneys' Fees incurred in connection therewith, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any such Attorneys' Fees incurred by either party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys' Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.

  9.  Estoppel Certificate.  Genentech will, upon not less than twenty
(20) days' prior written request by BNP, execute, acknowledge and deliver to the requesting party a written statement certifying that this Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modification) and either stating that no default exists hereunder or specifying each such default of which the signer may have knowledge. Any such statement may be relied upon by any Participant or prospective purchaser or assignee of BNP with respect to the Property. Genentech shall be required to provide such a certificate no more frequently than once in any six month period; provided, however, that if BNP determines that there is a significant business reason for requiring a current certificate, including, without limitation, the need to provide such a certificate to a prospective purchaser or assignee, Genentech shall provide a certificate upon BNP's request whether or not Genentech had provided a certificate within the prior six month period.

  10. Notices. Each provision of this Agreement referring to the sending, mailing or delivery of any notice or referring to the making of any payment to BNP, shall be deemed to be complied with when and if the following steps are taken:

     (a) All payments required to be made by Genentech or the Applicable Purchaser to BNP hereunder shall be paid to BNP in immediately available funds in accordance with the payment instructions set forth in the Lease or as BNP may otherwise direct by written notice sent in accordance herewith. Time is of the essence as to all payments required hereunder and other obligations of Genentech. All payments required to be made by BNP to Genentech pursuant to the last sentence of clause (ii) of Paragraph 2(a) shall be paid to Genentech in immediately available funds at the address of Genentech set forth below or as Genentech may otherwise direct by written notice sent in accordance herewith.

     (b) All notices and other communications to be made hereunder to the parties hereto shall be in writing (at the addresses set forth below) and shall be given by any of the following means: (1) personal service; (2) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (3) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (1) or (2) shall be deemed received upon such personal service or upon dispatch by electronic means except for telecopies, and, if telecopied or sent pursuant to clause (3), shall be deemed received five (5) days following deposit in the mail. Until changed, addresses for notices are as follows:

Address of BNP:

BNP Leasing Corporation
717 North Harwood Street
Suite 2630
Dallas, Texas 75201
Attention: Lloyd Cox
Telecopy: (214) 969-0060

With a copy to:

Banque Nationale de Paris, San Francisco
180 Montgomery Street
San Francisco, California 94104
Attention: Jennifer Cho
Telecopy: (415) 296-8954

And with a copy to:

Clint Shouse
Thompson & Knight, P.C.
1700 Pacific Avenue
Suite 3300
Dallas, Texas 75201
Telecopy: (214) 969-1550

Address of Genentech:

Genentech, Inc.
Attn: Corporate Secretary
460 Point San Bruno Boulevard
South San Francisco, California 94080
Telecopy: (415) 952-9881

With a copy to:

Morrison & Foerster
555 West Fifth Street
Suite 3500
Los Angeles, California 90013-1024
Attention: Tom Fileti
Telecopy: (213) 892-5454

  11. Severability. Each and every covenant and agreement of Genentech contained in this Agreement is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Further, the obligations of Genentech hereunder, to the maximum extent possible, shall be deemed to be separate, independent and in addition to, not in lieu of, the obligations of Genentech under the Lease. In the event of any inconsistency between the terms of this Agreement and the terms and provisions of the Lease, the terms and provisions of this Agreement shall control.

  12. Entire Agreement. This Agreement and the instruments referred to herein supersede any prior negotiations and agreements between the parties concerning the Property, including the Prior Lease and the Prior Purchase Agreement, but not including the Environmental Indemnity Agreement, and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto. Genentech ratifies and confirms the Environmental Indemnity Agreement as a separate and independent continuing agreement.

  13. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

  14. Gender and Number. Within this Agreement, words of any gender shall be held and construed to include any other gender and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

  15. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OR CHOICE OF LAWS.

  16. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Genentech and BNP and their respective permitted successors and assigns and shall inure to the benefit of Genentech and BNP and all permitted transferees, mortgagees, successors and assignees of Genentech and BNP with respect to the Property; provided, that the rights of BNP hereunder shall not pass to Genentech or any Applicable Purchaser or any subsequent owner claiming through them. Prior to the Designated Payment Date BNP may transfer, assign and convey, in whole or in part, the Property and any and all of its rights under this Agreement (subject to the terms of this Agreement) by any conveyance that constitutes a Permitted Transfer, but not otherwise. If BNP sells or otherwise transfers the Property and assigns its rights under this Agreement and the Lease pursuant to a Permitted Transfer, and if BNP's successor in interest confirms its liability for the obligations imposed upon BNP by this Agreement and the Lease on and subject to the express terms set out herein and therein, then BNP shall thereby be released from any further obligations under this Agreement and the Lease, and Genentech agrees to look solely to each successor in interest of BNP for performance of such obligations.

  17. WAIVER OF JURY TRIAL. BNP AND GENENTECH EACH HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LEASE, THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Genentech and BNP each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and the other documents referred to herein, and that each will continue to rely on the waiver in their related future dealings. Genentech and BNP each further warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LEASE, THIS AGREEMENT OR THE ENVIRONMENTAL INDEMNITY AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.


  [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    "BNP"

                                     BNP LEASING CORPORATION,
                                     a Delaware corporation


                                     By:
                                     Name:
                                     Title:


                                    "Genentech"

                                     GENENTECH, INC.,
                                     a Delaware corporation


                                     By:
                                     Name:
                                     Title:



                                                            Exhibit A

                         LEGAL DESCRIPTION


ALL THAT REAL PROPERTY SITUATED IN THE CITY OF VACAVILLE, COUNTY OF SOLANO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL "4D", AS SHOWN ON THAT CERTAIN MAP ENTITLED: "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 4, AS SHOWN IN BOOK 38 OF PARCEL MAPS, PAGE 35, PARCELS 14-22, PORTIONS OF AKERLY DRIVE AND BARCAR DRIVE AS SHOWN IN BOOK 39 OF MAPS, PAGE 74, AND PORTIONS OF LANDS DESCRIBED IN DEED RECORDED MAY 13, 1982, PAGE 29409, AS INSTRUMENT NO. 17086 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, STATE OF CALIFORNIA," FILED JULY 31, 1995 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, IN BOOK 39 OF PARCEL MAPS, PAGE 37.

EXCEPTING THEREFROM AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL MINERALS, MINERAL DEPOSITS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES OF EVERY KIND AND CHARACTER BELOW 500 FEET FROM THE SURFACE OF SAID LAND, BUT WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO GERTRUDE M. EAMES, DATED JUNE 8, 1956, RECORDED JUNE 12, 1956 IN BOOK 833 OF OFFICIAL RECORDS, PAGE 480 AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO BARBARA C. SANTOS DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 520, AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO ROBERTA SANTOS, DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 529, SOLANO COUNTY RECORDS.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL OIL, GAS AND OTHER HYDROCARBONS; NON-HYDROCARBON GASSES OR GASEOUS SUBSTANCES; ALL OTHER MINERALS OF WHATSOEVER NATURE, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES; AND ALL SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM SAID REAL PROPERTY AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL GEOTHERMAL RESOURCES, EMBRACING: INDIGENOUS STEAM, HOT WATER AND HOT BRINES; STEAM AND OTHER GASSES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO SUBSURFACE FORMATIONS; HEAT OR OTHER ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH; AND BYPRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO AND THROUGH SAID REAL PROPERTY AND ADJOINING STREETS, ROADS AND HIGHWAYS BELOW A DEPTH OF FIVE HUNDRED (500') FEET FROM THE SURFACE THEREOF FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES; THE RIGHT TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, OIL, GAS, WATER AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE RIGHT TO PERFORM BELOW SAID DEPTH ANY AND ALL OPERATIONS DEEMED BY GRANTOR NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALL RIGHTS EXCEPTED AND RESERVED TO CHEVRON DO NOT INCLUDE AND DO NOT EXCEPT OR RESERVE TO CHEVRON ANY RIGHT OF CHEVRON TO USE THE SURFACE OF SAID PROPERTY OR THE FIRST FIVE HUNDRED (500') FEET BELOW SAID SURFACE OR TO CONDUCT ANY OPERATIONS THEREON OR THEREIN.

APN:  PORTION 133-080-290
      PORTION 133-120-300
      133-190-030 THRU 100
      133-190-130


PARCEL TWO:

THOSE CERTAIN EASEMENTS GRANTED IN ARTICLE 8 OF THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR VACA VALLEY BUSINESS PARK, DATED NOVEMBER 10, 1993, EXECUTED BY CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107441 IN THE SOLANO COUNTY RECORDS, AS AMENDED BY A FIRST AMENDMENT THERETO, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107445 IN THE SOLANO COUNTY RECORDS, AS FURTHER AMENDED BY A SECOND AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056033 IN THE SOLANO COUNTY RECORDS AND AS FURTHER AMENDED BY A THIRD AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056034 IN THE SOLANO COUNTY RECORDS



                                                          Exhibit B


                         CORPORATION GRANT DEED



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:       Genentech, Inc.
ADDRESS:    460 Point San Bruno Boulevard
ATTN:       Corporate Secretary
CITY:       South San Francisco
STATE:      California
Zip:        94080

MAIL TAX STATEMENTS TO:

NAME:       Genentech, Inc.
ADDRESS:    460 Point San Bruno Boulevard
ATTN:       Corporate Secretary
CITY:       South San Francisco
STATE:      California
ZIP:        94080


                       CORPORATION GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, BNP LEASING CORPORATION, a Delaware corporation, hereby grants to GENENTECH, INC., a Delaware corporation, all of the land situated in the County of Solano, State of California, described on Annex A attached hereto and hereby made a part hereof, together with the improvements currently located on such land and any easements, rights-of-way, privileges, appurtenances and other rights pertaining to such land; provided, however, that this grant is subject to the following, as well as the Permitted Encumbrances described on Annex B:

  1.  Real Estate Taxes not yet due and payable;
  2.  General Special Assessments payable after the date hereof;
  3. Liens, claims, easements, covenants, restrictions, encumbrances and other matters of record;
  4.  Zoning ordinances and regulations;
  5. Public Utility Drainage and Highway easements, whether or not of record;
  6.  Rights of parties in possession;
  7. Encroachments, variations in area or in measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a survey and inspection of the property conveyed hereby.

                              BNP LEASING CORPORATION



Date: As of ____________      By:
                              Its:   Vice President



                              Attest:
                              Its:   Assistant Secretary





(STATE OF TEXAS)
  SS
(COUNTY OF DALLAS)


     On ___________________ before me,        , personally appeared
and           , personally known to me (or proved to me on the basis of
satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the person, or the entity upon behalf of which the persons acted, executed the instrument.

     WITNESS my hand and official seal.




Signature


                                                            Annex A

                          LEGAL DESCRIPTION



ALL THAT REAL PROPERTY SITUATED IN THE CITY OF VACAVILLE, COUNTY OF SOLANO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL "4D", AS SHOWN ON THAT CERTAIN MAP ENTITLED: "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 4, AS SHOWN IN BOOK 38 OF PARCEL MAPS, PAGE 35, PARCELS 14-22, PORTIONS OF AKERLY DRIVE AND BARCAR DRIVE AS SHOWN IN BOOK 39 OF MAPS, PAGE 74, AND PORTIONS OF LANDS DESCRIBED IN DEED RECORDED MAY 13, 1982, PAGE 29409, AS INSTRUMENT NO. 17086 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, STATE OF CALIFORNIA," FILED JULY 31, 1995 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, IN BOOK 39 OF PARCEL MAPS, PAGE 37.

EXCEPTING THEREFROM AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL MINERALS, MINERAL DEPOSITS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES OF EVERY KIND AND CHARACTER BELOW 500 FEET FROM THE SURFACE OF SAID LAND, BUT WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO GERTRUDE M. EAMES, DATED JUNE 8, 1956, RECORDED JUNE 12, 1956 IN BOOK 833 OF OFFICIAL RECORDS, PAGE 480 AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO BARBARA C. SANTOS DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 520, AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO ROBERTA SANTOS, DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 529, SOLANO COUNTY RECORDS.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL OIL, GAS AND OTHER HYDROCARBONS; NON-HYDROCARBON GASSES OR GASEOUS SUBSTANCES; ALL OTHER MINERALS OF WHATSOEVER NATURE, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES; AND ALL SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM SAID REAL PROPERTY AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL GEOTHERMAL RESOURCES, EMBRACING: INDIGENOUS STEAM, HOT WATER AND HOT BRINES; STEAM AND OTHER GASSES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO SUBSURFACE FORMATIONS; HEAT OR OTHER ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH; AND BYPRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO AND THROUGH SAID REAL PROPERTY AND ADJOINING STREETS, ROADS AND HIGHWAYS BELOW A DEPTH OF FIVE HUNDRED (500') FEET FROM THE SURFACE THEREOF FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES; THE RIGHT TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, OIL, GAS, WATER AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE RIGHT TO PERFORM BELOW SAID DEPTH ANY AND ALL OPERATIONS DEEMED BY GRANTOR NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALL RIGHTS EXCEPTED AND RESERVED TO CHEVRON DO NOT INCLUDE AND DO NOT EXCEPT OR RESERVE TO CHEVRON ANY RIGHT OF CHEVRON TO USE THE SURFACE OF SAID PROPERTY OR THE FIRST FIVE HUNDRED (500') FEET BELOW SAID SURFACE OR TO CONDUCT ANY OPERATIONS THEREON OR THEREIN.

APN:  PORTION 133-080-290
      PORTION 133-120-300
      133-190-030 THRU 100
      133-190-130


PARCEL TWO:

THOSE CERTAIN EASEMENTS GRANTED IN ARTICLE 8 OF THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR VACA VALLEY BUSINESS PARK, DATED NOVEMBER 10, 1993, EXECUTED BY CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107441 IN THE SOLANO COUNTY RECORDS, AS AMENDED BY A FIRST AMENDMENT THERETO, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107445 IN THE SOLANO COUNTY RECORDS, AS FURTHER AMENDED BY A SECOND AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056033 IN THE SOLANO COUNTY RECORDS AND AS FURTHER AMENDED BY A THIRD AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056034 IN THE SOLANO COUNTY RECORDS


                                                        Annex B

                      Permitted Encumbrances

     This conveyance is subject to the following matters to the extent the same are still valid and in force:

[INSERT LIST OF "PERMITTED ENCUMBRANCES" AS DEFINED IN THE LEASE]

  1. Amended and Restated Lease Agreement dated as of December 8, 1995 by and between BNP Leasing Corporation, as lessor, and Genentech, Inc., as lessee.

[IF THE CONVEYANCE IS TO AN APPLICABLE PURCHASER:

  2.  Any encumbrances claimed by, through or under Genentech, Inc.]




[ADD A LIST OF ANY OTHER KNOWN ENCUMBRANCES FOR WHICH BNP IS NOT
RESPONSIBLE UNDER PARAGRAPH 10(A) OF THE LEASE.


                                                     EXHIBIT C


            PRELIMINARY CHANGE OF OWNERSHIP REPORT
             THIS REPORT IS NOT A PUBLIC DOCUMENT

(To be completed by transferee (buyer) prior to transfer of the subject property in accordance with Section 480.3 of the Revenue and Taxation Code.


                THIS SPACE FOR RECORDER'S US


SELLER/TRANSFEROR:

SELLER RECORDING DATE:                          DOCUMENT NO.

BUYER/TRANSFEREE:

ASSESSOR'S IDENTIFICATION NUMBER(S)
          LA ------            Page              Parcel

PROPERTY ADDRESS OR LOCATION:
          No                   Street

          City                 State            Zip Code

MAIL TAX INFORMATION TO:

NAME:

ADDRESS:
          Street No             City   State    Zip Code



                        FOR ASSESSOR'S USE ONLY

Cluster
OC1
OC2
DT
INT
RC
SP$
DTT $
# Pcl.



A Preliminary Change in Ownership Report must be filed with each conveyance in the County Recorder's office for the county where the property is located; this particular form may be used in all 58 counties of California


NOTICE: A lien for property taxes applies to your property on March 1 of each year for the taxes owing in the following fiscal year, July 1 through June 30. One-half of those taxes is due November 1 and one-half is due February 1. The first installment becomes delinquent on December 10 and the second installment becomes delinquent on April 10. One tax bill is mailed before November 1 to the owner of record. IF THIS TRANSFER OCCURS AFTER MARCH 1 AND ON OR BEFORE DECEMBER 31, YOU MAY BE RESPONSIBLE FOR THE SECOND INSTALLMENT OF TAXES ON FEBRUARY 1.
The property which you acquired may be subject to a supplemental tax assessment in an amount to be determined by the Los Angeles County Assessor. For further information on your supplemental roll obligation, please call the Los Angeles County Assessor at (713) 974-3211


PART I:  TRANSFER INFORMATIONPlease answer all questions.
YES   NO
___   ___   A.  Is this transfer solely between husband and wife
(Addition of a spouse, death of a spouse, divorce settlement, etc.)?
___   ___   B.  Is this transaction only a correction of the name(s) of the person(s) holding title to the property (For example, a name change upon marriage)?
___   ___   C.  Is this document recorded to create, terminate, or
reconvey a lender's interest in the property?
___   ___   D.  Is this transaction recorded only to create, terminate, or reconvey a security interest (e.g., cosigner)?
___   ___   E.  Is this document recorded to substitute a trustee under a deed of trust, mortgage, or other similar document?
___   ___   F.  Did this transfer result in the creation of a joint
tenancy in which the seller (transferor) remains as one of the joint tenants?
___   ___   G.  Does this transfer return property to the person who
created the joint tenancy (original transferor)?
___   ___   H.  Is this transfer of property:
                1.  to a trust for the benefit of the grantor, or
grantor's spouse?
                2.  to a trust revocable by the transferor?
                3.  to a trust from which the property reverts to the
grantor within 12 years?
___   ___   I.  If this property is subject to a lease, is the remaining lease term 35 years or more including written options?
___   ___   J.  Is this a transfer from parents to children or from
children to parents?
___   ___   K.  Is this transaction to replace a principal residence by a person 55 years of age or older?
___   ___   L.  Is this transaction to replace a principal residence by a person who is severely disabled as defined by Revenue and Taxation Code Section 69.5?

If you checked yes to J, K or L, an applicable claim form must be filed with the County Assessor.

Please provide any other information that would help the Assessor to understand the nature of the transfer.


IF YOU HAVE ANSWERED "YES" TO ANY OF THE ABOVE QUESTIONS EXCEPT J, K, OR L, PLEASE SIGN AND DATE.

OTHERWISE COMPLETE BALANCE OF THE FORM


PART II:  OTHER TRANSFER INFORMATION
A.    Date of transfer if other than recording date.
B.    Type of transfer.  Please check appropriate box.
      __ Purchase    __ Foreclosure    __ Gift
      __ Trade or Exchange    __Merger, Stock or Partnership Acquisition
      __ Contract of Sale __ Date of Contract
      __ Inheritance __ Date of Contract
      __ Other:  Please explain:
      __ Creation of a lease:         __ Assignment of a lease;
      __ Termination of a lease
         Date lease began
         Original term in years (including written options)
         Remaining term in years (including written options).
C.    Was only a partial interest in the property transferred?
      __  Yes   __  No
          If yes, indicate the percentage transferred

Please answer, to the best of your knowledge, all applicable questions, sign and date. If a question does not apply, indicate with "N/A".

PART III:  PURCHASE PRICE & TERMS OF SALE
A.  CASH DOWN PAYMENT OR Value of Trade or Exchange (excluding closing cost)
B.  FIRST DEED OF TRUST at     % interest for                years.
Pymts./Mo. = $                 (Prin. and Int. only)
      __ FHA     __ Fixed Rate     __ New Loan
      __ Conventional     __ Variable Rate
      __ Assumed Existing Loan Balance
      __ VA     __ All Inclusive D.T. ($             Wrapped)
      __ Bank or Savings & Loan
      __ Cal-Vet     __ Loan Carried by Seller     __ Finance Company
         Balloon Payment     __ Yes     __ No
         Due Date                       Amount $

C.  SECOND DEED OF TRUST @                % interest for     years.
Pymts./Mo. = $                 (Prin. & Int. only)
      __ Bank or Savings & Loan     __ Fixed Rate     __ New Loan
      __ Loan Carried by Seller     __ Variable Rate
      __ Assumed Existing Loan Balance
      __ Balloon Payment     __ Yes     __ No
         Due Date                     Amount $

D.  OTHER FINANCING:  Is other financing involved not covered in (b) or
(c) above?     __ Yes     __ No
      Type                 @                   % interest for    years.
Pymts./Mo. = $                    (Prin. & Int. only)
      __ Bank or Savings & Loan     __ Fixed Rate     __ New Loan
      __ Loan Carried by Seller     __ Variable Rate
      __ Assumed Existing Loan Balance
      __ Balloon Payment     __ Yes     __ No
         Due Date                     Amount $

E.  IMPROVEMENT BOND     __ Yes     __ No
Outstanding Balance



Amount $
Amount $






Amount $




Amount $





Amount $


F.TOTAL PURCHASE PRICE: (or acquisition price, if traded or exchanged, include real estate commission if paid.)

Total items A through E





G.PROPERTY PURCHASED:__ Through a broker;__ Direct form seller;__ Other
(Explain)
  If purchased through a broker, provide broker's name and phone no.:

  Please explain any special terms or financing and many other information that would help the Assessor understand the purchase price and terms of sale.


PART IV:  PROPERTY INFORMATION
A.  IS PERSONAL PROPERTY INCLUDED IN THE PURCHASE PRICE
    (other than a mobilehome subject to local property tax)?
     __ Yes     __ No

     If yes, enter the value of the personal property included in the
purchase price $             (Attach itemized list of personal property)

B.  IS THIS PROPERTY INTENDED AS YOUR PRINCIPAL RESIDENCE?
     __ Yes     __ No

     If yes, enter date of occupancy    /                  /, 19
     or intended occupancy              /                   , 19

                               Month              Day
                               Month              Day
C.  TYPE OF PROPERTY TRANSFERRED:
      __ Single-Family residence     __ Agricultural
      __ Timeshare     __  Multiple-Family residence (no. of units:   )
      __ Coop/Own-your-own           __ Mobilehome
      __ Commercial/Industrial     __  Condominium     __ Unimproved lot
      __ Other (Description:                                  )

D.  DOES THE PROPERTY PRODUCE INCOME?     __ Yes     __ No

E.  IF THE ANSWER TO QUESTION D IS YES, IS THE INCOME FROM:
      __ Lease/Rent     __ Contract     __ Mineral rights
      __ Other - explain

F.  WHAT WAS THE CONDITION OF THE PROPERTY AT THE TIME OF SALE?
      __ Good      __ Average     __ Fair     __ Poor

     Enter here, or on an attached sheet, any other information that would assist the Assessor in determining value of the property such as the physical condition of the property, restrictions, etc.





     I certify that the foregoing is true, correct and complete to the best of my knowledge and belief.

   Signed
   Date
   New Owner/Corporate Officer)
   Please Print Name of New Owner/Corporate Officer
   Phone No. where you are available from 8:00 a.m. - 5:00 p.m.

(Note: The Assessor may contact you for further information)
If a document evidencing a change of ownership is presented to the recorder for recordation without the concurrent filing of a PRELIMINARY CHANGE OF OWNERSHIP REPORT, the recorder may charge an additional recording fee of twenty dollars ($20)



                                                          Exhibit D

               BILL OF SALE, ASSIGNMENT OF CONTRACT
                   RIGHTS AND INTANGIBLE ASSETS


     Reference is made to: (1) that certain Property Purchase Agreement dated as of May 24, 1995, as amended by the Amendments thereto dated as of June 30, 1995, July 31, 1995 and September 5, 1995 (the "Contract"), between Chevron Land and Development Company, a Delaware corporation, as seller, and BNP LEASING CORPORATION ("Assignor") as the buyer through an assignment from the original buyer named therein, Genentech, Inc; (2) that certain Amended and Restated Purchase Agreement between Assignor and Genentech, Inc., dated as of December 8, 1995 (the "Purchase Agreement"); and (3) that certain Amended and Restated Lease Agreement between Assignor, as landlord, and Genentech, Inc., as tenant, dated as of December 8, 1995 (the "Lease").

     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [GENENTECH OR THE APPLICABLE PURCHASER, AS THE CASE MAY BE], a _____________ ("Assignee"), all of Assignor's right, title and interest in and to the following property, if any, to the extent such property is assignable:

     (a) any warranties, guaranties, indemnities and claims Assignor may have under the Contract or under any document delivered by the seller thereunder to the extent related to the real property described in Annex A attached hereto (the "Property"), including specifically, without limitation, warranties, guaranties, indemnities and claims for workmanship, materials and performance;

     (b) any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

     (c) all other property included within the definition of "Property" as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the seller under the Contract, transferred to Assignor by the tenant pursuant to subparagraph 9(ae) of the Lease or otherwise acquired by Assignor, at the time of the closing under the Contract or thereafter, by reason of Assignor's status as the owner of the Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing;
(ii) the rights of Assignor, existing at the time of the closing under the Contract or thereafter arising, under Permitted Encumbrances as defined under the Lease (including the Development Contracts, as defined in the Lease); and (iii) any other general intangibles, permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the Property as the purchaser under the Contract.

Provided, however, excluded from this conveyance and reserved to Assignor are the any rights or privileges of Assignor under (1) the Environmental Indemnity Agreement, as defined in the Purchase Agreement,
(2) the Lease, to the extent rights under the Lease relate to the period ending on the date hereof, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against claims of third parties as provided in the Lease which may not presently be known, and including rights to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, but not including any of the rights assigned to Assignor pursuant to subparagraph 9(ae) of the Lease (3) agreements between Assignor and "Landlord's Parent" or any "Participant," both as defined in the Lease, or any modification or extension thereof, and (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement.

     Assignor does for itself and its heirs, executors and administrators, covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through Assignor, but not otherwise; excluding, however, any claim or demand arising by, through or under [GENENTECH].

     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor's obligations, if any, relating to any permits or contracts, under which Assignor has rights being assigned herein.


     Executed:                         , 199__.


     ASSIGNOR:

     BNP LEASING CORPORATION
     a Delaware corporation



     By:
     Its:



     ASSIGNEE:

  [GENENTECH, OR THE APPLICABLE PURCHASER], a _________ corporation



     By:
     Its:


                                                                Annex A

                             LEGAL DESCRIPTION


ALL THAT REAL PROPERTY SITUATED IN THE CITY OF VACAVILLE, COUNTY OF SOLANO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL ONE:

PARCEL "4D", AS SHOWN ON THAT CERTAIN MAP ENTITLED: "PARCEL MAP, BEING A RESUBDIVISION OF PARCEL 4, AS SHOWN IN BOOK 38 OF PARCEL MAPS, PAGE 35, PARCELS 14-22, PORTIONS OF AKERLY DRIVE AND BARCAR DRIVE AS SHOWN IN BOOK 39 OF MAPS, PAGE 74, AND PORTIONS OF LANDS DESCRIBED IN DEED RECORDED MAY 13, 1982, PAGE 29409, AS INSTRUMENT NO. 17086 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, STATE OF CALIFORNIA," FILED JULY 31, 1995 IN THE OFFICE OF THE COUNTY RECORDER OF SOLANO COUNTY, IN BOOK 39 OF PARCEL MAPS, PAGE 37.

EXCEPTING THEREFROM AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL MINERALS, MINERAL DEPOSITS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES OF EVERY KIND AND CHARACTER BELOW 500 FEET FROM THE SURFACE OF SAID LAND, BUT WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, AS EXCEPTED AND RESERVED IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO GERTRUDE M. EAMES, DATED JUNE 8, 1956, RECORDED JUNE 12, 1956 IN BOOK 833 OF OFFICIAL RECORDS, PAGE 480 AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO BARBARA C. SANTOS DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 520, AND IN DEED FROM MARGARET JOSEPHINE SHELLHAMMER TO ROBERTA SANTOS, DATED DECEMBER 28, 1962, RECORDED JANUARY 4, 1963 IN BOOK 1178 OF OFFICIAL RECORDS, PAGE 529, SOLANO COUNTY RECORDS.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL OIL, GAS AND OTHER HYDROCARBONS; NON-HYDROCARBON GASSES OR GASEOUS SUBSTANCES; ALL OTHER MINERALS OF WHATSOEVER NATURE, WITHOUT REGARD TO SIMILARITY TO THE ABOVE-MENTIONED SUBSTANCES; AND ALL SUBSTANCES THAT MAY BE PRODUCED THEREWITH FROM SAID REAL PROPERTY AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO EXCEPTING AN UNDIVIDED ONE-HALF (1/2) INTEREST IN ALL GEOTHERMAL RESOURCES, EMBRACING: INDIGENOUS STEAM, HOT WATER AND HOT BRINES; STEAM AND OTHER GASSES, HOT WATER AND HOT BRINES RESULTING FROM WATER, GAS OR OTHER FLUIDS ARTIFICIALLY INTRODUCED INTO SUBSURFACE FORMATIONS; HEAT OR OTHER ASSOCIATED ENERGY FOUND BENEATH THE SURFACE OF THE EARTH; AND BYPRODUCTS OF ANY OF THE FOREGOING SUCH AS MINERALS (EXCLUSIVE OF OIL OR HYDROCARBON GAS THAT CAN BE SEPARATELY PRODUCED) WHICH ARE FOUND IN SOLUTION OR ASSOCIATION WITH OR DERIVED FROM ANY OF THE FOREGOING, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALSO THE SOLE AND EXCLUSIVE RIGHT FROM TIME TO TIME TO BORE OR DRILL AND MAINTAIN WELLS AND OTHER WORKS INTO AND THROUGH SAID REAL PROPERTY AND ADJOINING STREETS, ROADS AND HIGHWAYS BELOW A DEPTH OF FIVE HUNDRED (500') FEET FROM THE SURFACE THEREOF FOR THE PURPOSE OF EXPLORING FOR AND PRODUCING ENERGY RESOURCES; THE RIGHT TO PRODUCE, INJECT, STORE AND REMOVE FROM AND THROUGH SAID BORES, WELLS OR WORKS, OIL, GAS, WATER AND OTHER SUBSTANCES OF WHATEVER NATURE, INCLUDING THE RIGHT TO PERFORM BELOW SAID DEPTH ANY AND ALL OPERATIONS DEEMED BY GRANTOR NECESSARY OR CONVENIENT FOR THE EXERCISE OF SUCH RIGHTS, AS RESERVED IN THE DEED FROM CHEVRON U.S.A. INC., A CORPORATION, RECORDED APRIL 1, 1987 IN BOOK 1987 PAGE 42125 OFFICIAL RECORDS AS INSTRUMENT NO. 21698.

ALL RIGHTS EXCEPTED AND RESERVED TO CHEVRON DO NOT INCLUDE AND DO NOT EXCEPT OR RESERVE TO CHEVRON ANY RIGHT OF CHEVRON TO USE THE SURFACE OF SAID PROPERTY OR THE FIRST FIVE HUNDRED (500') FEET BELOW SAID SURFACE OR TO CONDUCT ANY OPERATIONS THEREON OR THEREIN.

APN:  PORTION 133-080-290
      PORTION 133-120-300
      133-190-030 THRU 100
      133-190-130


PARCEL TWO:

THOSE CERTAIN EASEMENTS GRANTED IN ARTICLE 8 OF THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR VACA VALLEY BUSINESS PARK, DATED NOVEMBER 10, 1993, EXECUTED BY CHEVRON LAND AND DEVELOPMENT COMPANY, A DELAWARE CORPORATION, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107441 IN THE SOLANO COUNTY RECORDS, AS AMENDED BY A FIRST AMENDMENT THERETO, RECORDED NOVEMBER 12, 1993 AS INSTRUMENT NO. 1993-00107445 IN THE SOLANO COUNTY RECORDS, AS FURTHER AMENDED BY A SECOND AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056033 IN THE SOLANO COUNTY RECORDS AND AS FURTHER AMENDED BY A THIRD AMENDMENT THERETO, RECORDED SEPTEMBER 13, 1995 AS INSTRUMENT NO. 1995-00056034 IN THE SOLANO COUNTY RECORDS



                                                        Exhibit E

   ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

     THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this "Certificate") is made as of ___________________, 199___, by
[Genentech or the Applicable Purchaser, as the case may be], a ___________________ ("Grantee").

     Contemporaneously with the execution of this Certificate, BNP Leasing Corporation, a Delaware corporation ("BNP"), is executing and delivering to Grantee (1) a Corporation Grant Deed and (2) a Bill of Sale, Assignment of Contract Rights and Intangible Assets (the foregoing documents and any other documents to be executed in connection therewith are herein called the "Conveyancing Documents" and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the "Subject Property").

     Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Grantee acknowledges that BNP makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Grantee, by acceptance of the Conveyancing Documents, accepts the Subject Property "AS IS," "WHERE IS," "WITH ALL FAULTS" and without any such representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Grantee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Grantee hereby assumes all risk and liability (and agrees that BNP shall not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the wilful misconduct, Active Negligence or gross negligence of BNP, its agents or employees. As used in the preceding sentence, "Active Negligence" of a party means, and is limited to, the negligent conduct of activities actually on or about the Property by that party in a manner that proximately causes actual bodily injury or property damage to be incurred. "Active negligence" shall not include (1) any negligent failure of BNP to act when the duty to act would not have been imposed but for BNP's status as owner of the Subject Property or as a party to the transactions pursuant to which BNP is delivering this instrument (the "Applicable Transactions"), (2) any negligent failure of any other party to act when the duty to act would not have been imposed but for such party's contractual or other relationship to BNP or participation or facilitation in any manner, directly or indirectly, of the Applicable Transactions, or (3) the exercise in a lawful manner by BNP (or any party lawfully claiming through or under BNP) of any remedy provided in connection with the Applicable Transactions.

     The provisions of this Certificate shall be binding on Grantee, its successors and assigns and any other party claiming through Grantee. Grantee hereby acknowledges that BNP is entitled to rely and is relying on this Certificate.

     EXECUTED as of ________________, 199___.



     By:
     Name:
    Title:



                                                         Exhibit F

                  DOCUMENTARY TRANSFER TAX REQUEST

ACCOUNTABLE FORM #

DATE:

To:         Solano County Recorder

Subject:    REQUEST THAT DOCUMENTARY TRANSFER TAX DECLARATION BE MADE IN
ACCORDANCE WITH REVENUE CODE 11932.

Re:         Instrument Title:     Corporation Grant Deed

            Name of Party Conveying Title:  BNP Leasing Corporation

The Documentary Transfer Tax is declared to be in the amount of $_______________ for the referenced instrument and is:

     ___   Computed on full value of property conveyed.
     ___   Computed on full value less liens/encumbrances remaining
thereon at time of sale.

This separate declaration is made in accordance with _________________________________. It is requested that the amount paid be indicated on the face of the document after the permanent copy has been made.
                                   Sincerely,


                                   Individual (or his agent) who made,
                                   signed or issued instrument

PART I

RECORDING REFERENCE DATA:

     Serial #                      Date Recorded


SEPARATE PAPER AFFIXED TO INSTRUMENT:

     "Tax paid" indicated on the face of instrument and the separate request (DRA 3-A) was affixed for Recorder by:

     Date
     Documentary Transfer Tax Collector

     Witnessed by:                      Date
     Mail Clerk

    (Note:  Prepare photo for Recorder file.)


PART II
ACCOUNTABLE FORM #


REFERENCE DATA:     Title:

                    Serial:                 Date:


INSTRUCTIONS:

     1.   This slip must accompany document.
     2. Mail Clerk hand carry document to Tax Collector to indicate the amount of tax paid



                                                         Exhibit G

                      SECRETARY'S CERTIFICATE


     The undersigned,                       Secretary of BNP Leasing
Corporation, a Delaware corporation (the "Corporation"), hereby certifies as follows:

     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.

     2. That the following named persons have been properly designated, elected and assigned to the office in the Corporation as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.

[The following blanks must be completed with the names and signatures of the officers who will be signing the deed and other Required Documents on behalf of the Corporation.]

Name               Title                    Signature

________________   ______________________   _________________________

________________   ______________________   _________________________


     3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of the Corporation in accordance with the Corporation's Articles of Incorporation and Bylaws, as evidenced by the signatures of all directors of the Corporation affixed thereto. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the
seal of the Corporation on this      , day of             , 199  .




                               [signature]






                        CORPORATE RESOLUTIONS OF
                        BNP LEASING CORPORATION


     WHEREAS, pursuant to that certain Amended and Restated Purchase Agreement (herein called the "Purchase Agreement") dated as of December 8, 1995, by and between BNP Leasing Corporation (the "Corporation") and [GENENTECH OR THE APPLICABLE PURCHASER AS THE CASE MAY BE] ("Purchaser"), the Corporation agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation's interest in the property (the "Property") located in __________, California more particularly described therein.

     NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of the Corporation, in its best business judgment, deems it in the best interest of the Corporation and its shareholders that the Corporation convey the Property to Purchaser or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed in the name and on behalf of the Corporation to cause the Corporation to fulfill its obligations under the Purchase Agreement.

     RESOLVED FURTHER, that the proper officers of the Corporation, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds and other documents, instruments and agreements that shall be necessary, advisable or appropriate, in such officer's sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions.


     IN WITNESS WHEREOF, we, being all the directors of the Corporation, have hereunto signed our names as of the dates indicated by our signatures.




                                   [signature and date]


                                   [signature and date]


                                   [signature and date]



                                                         Exhibit H


                        BNP LEASING CORPORATION
                             717 N. HARWOOD
                               SUITE 2630
                          DALLAS, TEXAS  75201


            , 199


[Title Insurance Company]
_________________
_________________
_________________

     Re:  Recording of Grant Deed to [Genentech or the Applicable
Purchaser] ("Purchaser")

Ladies and Gentlemen:

     BNP Leasing Corporation has executed and delivered to Purchaser a Grant Deed in the form attached to this letter. You are hereby authorized and directed to record the Grant Deed at the request of Purchaser.

                                        Sincerely,





                                                  Exhibit I

                            FIRPTA STATEMENT

     Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.

     To inform [____________________ or the Applicable Purchaser, as the case may be] (the "Transferee") that withholding of tax is not required upon the disposition of a California real property interest by transferor, BNP Leasing Corporation (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

     1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. The United States employer identification number for the Seller is _____________________;

     3. The office address of the Seller is ______________
__________________________________________.

[Note: BNP MUST INCLUDE EITHER ONE, BUT ONLY ONE, OF THE FOLLOWING REPRESENTATIONS IN THE FIRPTA STATEMENT, BUT IF THE ONE INCLUDED STATES THAT BNP IS DEEMED EXEMPT FROM CALIFORNIA INCOME AND FRANCHISE TAX, THEN BNP MUST ALSO ATTACH A WITHHOLDING CERTIFICATE FROM THE CALIFORNIA FRANCHISE TAX BOARD EVIDENCING THE SAME:

     4. The Seller is qualified to do business in California.

        OR

     4. The Seller is deemed to be exempt from the withholding requirement of California Revenue and Taxation Code Section 26131(e), as evidenced by the withholding certificate from the California Franchise Tax Board which is attached.]

     The Seller understands that this certification may be disclosed to the Internal Revenue Service and/or to the California Franchise Tax Board by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     The Seller understands that the Transferee is relying on this affidavit in determining whether withholding is required upon said transfer. The Seller hereby agrees to indemnify and hold the Transferee harmless from and against any and all obligations, liabilities, claims, losses, actions, causes of action, demands, rights, damages, costs, and expenses (including but not limited to court costs and attorneys' fees) incurred by the Transferee as a result of any false misleading statement contained herein.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

     Dated:  ___________, 199___.


     By:
     Name:
     Title: